UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  May 30, 2006
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


     Delaware                 333-121904-02            13-3320910
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    (State or             (Commission File No.)       (IRS Employer
other jurisdiction                                 Identification No.)
of incorporation)

             11 Madison Avenue
             New York, New York                                     10010
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      (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

            On May 30, 2006, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2006-C2 in thirty-two classes. The Class A-1, Class A-2, Class A-3, Class A-1-A, Class A-M and Class A-J Certificates (collectively, the "Offered Certificates") with an aggregate principal balance of $1,252,327,000 were sold to Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC and Greenwich Capital Markets, (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated May 17, 2006, between the Registrant and the Underwriters. The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class A-X, Class R, Class LR, Class V-1 and Class V-2 Certificates (collectively the "Private Certificates" and together with the Offered Certificates, the "Certificates") with an aggregate principal balance of $187,129,352 were sold to Credit Suisse Securities (USA) LLC pursuant to a Certificate Purchase Agreement, dated May 17, 2006, between the Registrant and Credit Suisse Securities (USA) LLC (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The Certificates were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, Wachovia Bank, N.A., as Master Servicer, and ARCap Servicing, Inc., as Special Servicer, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from Column Financial, Inc. (the "Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of May 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

            Exhibit No.             Description

            1.1                     Underwriting Agreement

            4.1                     Pooling and Servicing Agreement

            8.1 Opinion of Cadwalader Wickersham & Taft LLP, dated May 30, 2006, relating to validity of tax matters.

            10.1                    Mortgage Loan Purchase Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date: June 13, 2006

                                   By:    /s/ Jeffrey Altabef
                                          --------------------------
                                   Name:  Jeffrey Altabef
                                   Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
      Exhibit No.    Description                                  Electronic (E)
      -----------    -----------                                  --------------

      1.1            Underwriting Agreement                             E

      4.1            Pooling and Servicing Agreement                    E

      8.1            Opinion of Cadwalader Wickersham                   E
                     & Taft LLP, dated May 30,
                     2006, relating to validity of
                     tax matters

      10.1           Mortgage Loan Purchase Agreement                   E